                                                                    EXHIBIT 10.2

                           ARTICLES OF INCORPORATION
                           -------------------------

                                       OF
                                       --

                          LASALLE HOTEL ADVISORS, INC.
                          ----------------------------


       The undersigned, being a natural person and acting as incorporator, does hereby adopt the following Articles of Incorporation for the purpose of forming a business corporation in the State of Maryland, pursuant to the provisions of the Maryland General Corporation Law.

       FIRST:     (1) The name of the incorporator is Bernadette Wertheimer.
       ------

       (2)  The incorporator's address is:

            c/o Hagan & Associates
            200 E. Randolph Drive
            Suite 4322
            Chicago, Illinois  60601

       (3) The incorporator is at least eighteen years of age.

       (4) The incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland, to wit, the Maryland General Corporation Law ("MGCL").

       SECOND:  The name of the corporation (the "Corporation") is LaSalle Hotel
       -------
Advisors, Inc.

       THIRD:  The purpose of the Corporation is to engage in any lawful act or
       ------
activity for which a corporation may be organized under the provisions of the MGCL.

       FOURTH:  The address of the principal office of the Corporation within
       -------
the State of Maryland is c/o The Corporation Trust Incorporated, 300 E. Lombard, Baltimore, Maryland 21202.

       FIFTH:  The name and the address of the resident agent of the Corporation
       ------
within the State of Maryland is The Corporation Trust Incorporated, 300 E. Lombard, Baltimore, Maryland 21202.

       SIXTH:  (1)     The total number of shares of stock which the Corporation
       ------
has authority to issue is 10,000 shares of Common Stock, each having a par value of one penny ($.01).

       (2) The aggregate par value of all the authorized shares of stock is $100,000.

       (3) The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

       (4) Provisions, if any, governing the restriction on the transferability of any of the shares of stock of the Corporation may be set forth in the Bylaws of the Corporation or in any agreement or agreements duly entered into.

       (5) To the extent permitted by Section 2-104(b)(5) of the MGCL, notwithstanding any provision of the MGCL requiring a greater proportion than a majority of the votes entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the occurrence of at least a majority of the aggregate number of votes entitled to be cast thereon.

       SEVENTH:  (1)  The  number of directors of the Corporation shall be four,
       --------
which number may be increased or decreased pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number permitted by the MGCL now or hereafter in force. The names of the directors who will serve until the first annual meeting of stockholders and until their successors are elected and qualified are: Michael D. Barnello, Jonathan E. Bortz, Stuart L. Scott and William E. Sullivan.

       (2) The initial Bylaws of the Corporation shall be adopted by the initial directors. Thereafter, the power to adopt, alter, and repeal the Bylaws of the Corporation shall be vested in the Board of Directors of the Corporation.

       (3) The liability of the directors of the Corporation is limited to the fullest extent permitted by the provisions of Section 2-405.2 of the MGCL, as the same may be amended and supplemented.

       (4) The Corporation shall, to the fullest extent permitted by the MGCL, as the same may be amended and supplemented, and, without limiting the generality of the foregoing in accordance with Section 2-418 of the MGCL, indemnify directors and officers of the Corporation whom it shall have power to indemnity under said law from and against any and all of the expenses, liabilities or other matters referred to in or covered by the MGCL, and the Board of Directors is hereby empowered to authorize from time to time rights of indemnification to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

       EIGHTH:  From time to time any of the provisions of these Articles of
       -------
Incorporation may be amended, altered or repealed, and other provisions authorized by the MGCL at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and any contract rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article.

       NINTH:  The duration  of the Corporation shall be perpetual.
       ------

       IN WITNESS WHEREOF, I have adopted and signed these Articles of Incorporation and do hereby acknowledge that the adoption and signing are my act.

Dated:  January 22, 1998



                            ___________________________________
                                 Bernadette Wertheimer

                                     BYLAWS

                                       of

                          LASALLE HOTEL ADVISORS, INC.
                          ----------------------------

                             A Maryland Corporation


                           Effective January 23, 1998

                               TABLE OF CONTENTS
                               -----------------


                                                         PAGE
                                                         ----

ARTICLE I - OFFICES                                         1
     Section 1.         Principal Office                    1
     Section 2.         Other Offices                       1

ARTICLE II - MEETINGS OF STOCKHOLDERS                       1
     Section 1.         Place of Meetings                   1
     Section 2.         Annual Meetings                     1
     Section 3.         Special Meetings                    2
     Section 4.         Quorum                              2
     Section 5.         Voting                              3
     Section 6.         Record Date.                        3
     Section 7.         Informal Action                     3

ARTICLE III - DIRECTORS                                     4
     Section 1.         Number and Election of Directors    4
     Section 2.         Vacancies                           4
     Section 3.         Duties and Powers                   4
     Section 4.         Organization                        4
     Section 5.         Resignations and Removals
                        of Directors                        5
     Section 6.         Meetings                            5
     Section 7.         Quorum                              5
     Section 8.         Actions of Board                    6
     Section 9.         Meetings by Means of Conference
                        Telephone                           6
     Section 10.        Committees                          6
     Section 11.        Compensation                        7
     Section 12.        Interested Directors                7

ARTICLE IV - OFFICERS                                       8
     Section 1.         General                             8
     Section 2.         Election                            8
     Section 3.         Voting Securities Owned by
                        the Corporation                     9
     Section 4.         Chairman of the Board of
                        Directors                           9
     Section 5.         President                           9
     Section 6.         Vice Presidents                    10
     Section 7.         Secretary                          10

     Section 8.         Treasurer                          11
     Section 9.         Assistant Secretaries              11
     Section 10.        Assistant Treasurers               12
     Section 11.        Other Officers                     12

ARTICLE V - STOCK                                          12
     Section 1.         Form of Certificates               12
     Section 2.         Signatures                         13
     Section 3.         Lost, Destroyed, Stolen or
                        Mutilated Certificates             13
     Section 4.         Transfers                          13
     Section 5.         Beneficial Owners                  14

ARTICLE VI - NOTICES                                       14
     Section 1.         Notices                            14
     Section 2.         Waivers of Notice                  14

ARTICLE VII - GENERAL PROVISIONS                           15
     Section 1.         Dividends                          15
     Section 2.         Disbursements                      15
     Section 3.         Fiscal Year                        15
     Section 4.         Corporate Seal                     15

ARTICLE VIII - INDEMNIFICATION                             15
     Section 1.         Power to Indemnify in Actions,
                        Suits or Proceedings               15
     Section 2.         Authorization of Indemnification   16
     Section 3.         Directors' Reliance On Reports     17
     Section 4.         Indemnification by a Court         17
     Section 5.         Expenses Payable in Advance        18
     Section 6.         Nonexclusivity of Indemnification
                        and Advancement of Expenses        18
     Section 7.         Insurance                          18
     Section 8.         Certain Definitions                19
     Section 9.         Survival of Indemnification and
                        Advancement of Expenses            19
     Section 10.        Limitation on Indemnification      20
     Section 11.        Indemnification of Employees and
                        Agents                             20

ARTICLE IX - AMENDMENTS                                    20
     Section 1.         Amendments                         20
     Section 2.         Entire Board of Directors          20

                                     BYLAWS

                                       OF

                          LASALLE HOTEL ADVISORS, INC.
                          ----------------------------

                     (hereinafter called the "Corporation")



                                   ARTICLE I

                                    OFFICES
                                    -------

          Section 1.  Principal Office.  The principal office of the Corporation
          ---------   ----------------
within the State of Maryland shall be in the City of Baltimore, State of Maryland.

          Section 2.  Other Offices.  The Corporation may also have offices at
          ---------   -------------
such other places, both within and without the State of Maryland, as the Board of Directors may from time to time determine.



                                  ARTICLE II

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

          Section 1.  Place of Meetings.  Meetings of the stockholders for the
          ---------   -----------------
election of directors or for any other purpose shall be held at such time and place, either within or without the State of Maryland, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          Section 2.  Annual Meetings.  The annual meetings of stockholders
          ---------   ---------------
shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting and each other stockholder entitled to notice of such meeting not less than ten nor more than ninety days before the date of the meeting. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corpo rate acts.

          Section 3.  Special Meetings.  Unless otherwise prescribed by law or
          ---------   ----------------
by the Charter, special meetings of stockholders, for any purpose or purposes, may be called by either (i) the Chairman of the Board of Directors, if there be one, (ii) the President, (iii) the Board of Directors or (iv) the Secretary at the request in writing of stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote at the meeting, which request shall state the purpose or purposes of the proposed meeting and the matters proposed to be acted upon at such meeting. At a special meeting of the stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto). Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than ninety days before the date of the meeting to each stockholder entitled to vote at such meeting and each stockholder entitled to notice of such meeting.

          Section 4.  Quorum.  Except as otherwise re quired by law or by the
          ---------   ------
Charter, the holders of a major ity of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or repre-sented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stock holder entitled to vote at the meeting not less than ten nor more than ninety days before the date of the meeting.

          Section 5.  Voting.  At all meetings of the stockholders at which a
          ---------   ------
quorum is present, except as otherwise required by law, the Charter or these Bylaws, any question brought before any meeting of stockholders shall be decided by the affirmative vote of the holders of a majority of the total number of votes of the capital stock represented and entitled to vote on such question, voting as a single class. Such votes may be cast in person or by proxy but no proxy shall be voted on or after eleven months from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

          Section 6.  Record Date.  In order that the Corporation may determine
          ---------   -----------
the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than ninety nor less than ten days before the date of such meeting nor more than ninety days prior to such other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record
         --------  -------
date for the adjourned meeting.

          Section 7.  Informal Action.  Any action required or permitted to be
          ---------   ---------------
taken at a meeting of the stockholders may be taken without a meeting if there is filed with the records of stockholders meetings a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote thereat.



                                  ARTICLE III

                                   DIRECTORS
                                   ---------

    Section 1.  Number and Election of Directors. The Board of Directors shall
    ---------   --------------------------------
consist of not less than 3 nor more than 25 members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors; provided, that so long as there are less than three stockholders, the number of directors may be less than three but not less than the number of stockholders. Initially, the Board of Directors shall consist of 4 directors. Except as provided in Section 2 of this Article III, directors shall be elected by the stockholders at the annual meetings of stockholders, and each director so elected shall hold office until such director's successor is duly elected and qualified, or until such director's death, or until such director's earlier resignation or removal. Directors need not be stockholders.

    Section 2.  Vacancies.  Any vacancy on the Board of Directors that results
    ---------   ---------
from an increase in the number of directors may be filled by a majority of the entire Board of Directors, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director.

     Section 3.  Duties and Powers.  The business of the Corporation shall be
     ---------   -----------------
managed by the direction of the

Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Charter or by these Bylaws required to be exercised or done by the stockholders.

    Section 4.  Organization.  At each meeting of the Board of Directors, the
    ---------   ------------
Chairman of the Board of Directors, if there be one, or a director chosen by a majority of the directors present, shall act as Chairman. The Secretary of the Corporation shall act as Secretary at each meeting of the Board of Directors. In case the Secretary shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of Secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the Chairman of the meeting may appoint any person to act as Secretary of the meeting.

    Section 5.  Resignations and Removals of Direc tors.  Any director of the
    ---------   ---------------------------------------
Corporation may resign at any time, by giving written notice to the Chairman of the Board of Directors, if there be one, or the President or the Secretary of the Corporation. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by law, any director may be removed from office at any time, by the affirmative vote of a majority of all votes entitled to vote in the election of directors.

    Section 6.  Meetings.  The Board of Directors of the Corporation may hold
    ---------   --------
meetings, both regular and special, either within or without the State of Maryland. Regular meetings of the Board of Directors may be held at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, if there be one, or a majority of the directors then in office. Notice of every regular or special meeting of the Board stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

   Section 7.  Quorum.  Except as may be otherwise required by law, the Charter
   ---------   ------
or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

    Section 8.  Actions of Board.  Unless otherwise provided by the Charter or
    ---------   ----------------
these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 9.  Meetings by Means of Conference Telephone.  Unless otherwise
     ---------   -----------------------------------------
provided by the Charter or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 9 shall constitute presence in person at such meeting.

  Section 10.  Committees.  The Board of Directors may, by resolution passed by
  ----------   ----------
a majority of the entire Board of Directors, designate one or more commit-tees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except the power to declare dividends or distributions on stock, approve any merger or share exchange which does not require stockholder approval, amend these Bylaws, issue stock other than as permitted by statute or recommend to the stockholders any action which requires stockholder approval. Each committee shall keep regular minutes and report to the Board of Directors when required.

  Section 11.  Compensation.  The directors may be paid their expenses, if any,
  ----------   ------------
of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary, or such other emoluments as the Board of Directors shall from time to time determine. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

    Section 12.  Interested Directors.  No contract or transaction between the
    ----------   --------------------
Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person's or their votes are counted for such purpose if (i) (A) the material facts as to such person's or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum or (B) the material facts as to such person's or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; and (ii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.



                                    ARTICLE IV

                                    OFFICERS
                                    --------

   Section 1.  General.  The officers of the Corporation shall be chosen by the
   ---------   -------
Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors may appoint two persons to share the duties of the President, in which case their title shall each be Co-President and each of them shall have, acting singly or jointly, the powers and duties of the President set forth herein. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presi-dents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Charter or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

  Section 2.  Election.  The Board of Directors at its first meeting held after
  ---------   --------
each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.


   Section 3.  Voting Securities Owned by the Corporation.  Powers of attorney,
   ---------   ------------------------------------------
proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

   Section 4.  Chairman of the Board of Directors. The Chairman of the Board of
   ---------   ----------------------------------
Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation. Except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.

    Section 5.  President.  The President shall, subject to the control of the
    ---------   ---------
Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors. At the election of the Board of Directors, the office of the President may be shared by up to two people, with each becoming a "Co-President". Each Co-President shall have the power and authority of the office of the President.

  Section 6.  Vice Presidents.  At the request of the President or in his or her
  ---------   ---------------
absence or in the event of his or her inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

   Section 7.  Secretary.  The Secretary shall attend all meetings of the Board
   ---------   ---------
of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the

Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

  Section 8.  Treasurer.  The Treasurer shall have the custody of the corporate
  ---------   ---------
funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under control of the Treasurer belonging to the Corporation.

    Section 9.  Assistant Secretaries.  Except as may be otherwise provided in
    ---------   ---------------------
these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

    Section 10.  Assistant Treasurers.  Assistant Treasurers, if there be any,
    ----------   --------------------
shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer's disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer's possession or under control of the Assistant Treasurer belonging to the Corporation.

   Section 11.  Other Officers.  Such other officers as the Board of Directors
   ----------   --------------
may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any officer of the Corporation the power to choose officers and to prescribe their respective duties and powers.


                                    ARTICLE V

                                     STOCK
                                     -----

   Section 1.  Form of Certificates.  Every holder of stock in the Corporation
   ---------   --------------------
shall be entitled to have a certificate signed, in the name of the Corporation
(i) by the Chairman of the Board of Directors, if there be one, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

  Section 2.  Signatures.   Any or all of the signatures on a certificate may be
  ---------   ----------
a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

  Section 3.  Lost, Destroyed, Stolen or Mutilat ed Certificates.  The Board of
  ---------   --------------------------------------------------
Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such person's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

  Section 4.  Transfers.  Stock of the Corporation shall be transferable in the
  ---------   ---------
manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement
                          --------  -------
or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

  Section 5.  Beneficial Owners.  The Corporation shall be entitled to recognize
  ---------   -----------------
the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.


                                    ARTICLE VI

                                    NOTICES
                                    -------

  Section 1.  Notices.  Whenever written notice is required by law, the Charter
  ---------   -------
or these Bylaws, to be given to any director, member of a committee or stock holder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, facsimile, telex or cable.

   Section 2.  Waivers of Notice.  (a) Whenever any notice is required by law,
   ---------   -----------------
the Charter or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

                                   ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------

     Section 1.  Dividends.  Subject to the requirements of the MGCL and the
     ---------   ---------
provisions of the Charter, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors, and may be paid in cash, in property, or in shares of the Corporation's capital stock.

   Section 2.  Disbursements.  All checks or demands for money and notes of the
   ---------   -------------
Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

  Section 3.  Fiscal Year.  The fiscal year of the Corporation shall be fixed by
  ---------   -----------
resolution of the Board of Directors.

   Section 4.  Corporate Seal.  The corporate seal shall have inscribed thereon
   ---------   --------------
the name of the Corporation, the year of its organization and the words "Corporate Seal, Maryland." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.



                                  ARTICLE VIII

                                INDEMNIFICATION
                                ---------------

   Section 1.  Power to Indemnify in Actions, Suits or Proceedings.  Subject to
   ---------   ---------------------------------------------------
Section 2 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, a "Proceeding") by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding unless it is established that: (i) the act or omission of such person was material to the matter giving rise to the Proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful ((i), (ii) and
(iii) collectively, "Improper Conduct"). The termination of any Proceeding by judgment, order or settlement shall not, of itself, create a presumption that such person committed Improper Conduct. The termination of any Proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of
                             ---- ----------
an order of probation prior to judgment, shall create a rebuttable presumption that such person committed Improper Conduct.

   Section 2.  Authorization of Indemnification. Any indemnification under this
   ---------   --------------------------------
Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such did not commit Improper Conduct. Such determination shall be made (i) by a majority vote of a quorum consisting of directors who are not parties to such Proceeding or, if a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors consisting solely of two or more directors who are not parties to such Proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties to such Proceeding may participate, (ii) by written opinion of special legal counsel selected by the Board of Directors or a committee of the Board as set forth in (i) of this Section 2 or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board of Directors in which directors who are parties to such proceedings may participate or (iii) by the stockholders. To the extent, however, that a direc tor or officer of the Corporation has been successful on the merits or otherwise in defense of any Proceeding de scribed above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reason ably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

  Section 3.  Directors' Reliance On Reports. For purposes of any determination
  ---------   ------------------------------
under Section 2 of this Article VIII, a director shall be deemed not to have committed Improper Conduct if (i) in performing his or her duties, such director relied on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by (A) an officer or employee of the Corporation whom such director reasonably believed to be reliable and competent on the matters presented, (B) a lawyer, public accountant or other person, as to a matter which such director reasonably believed to be within the person's professional or expert competence or (C) a committee of the Board of Directors on which such director did not serve, as to a matter within its delegated authority, if such director reasonably believed the committee to merit confidence; and (ii) such director did not have any knowledge concerning the matter in question which would cause such reliance to be unwarranted. The provisions of this Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a director may be deemed to not have committed Improper Conduct.

      Section 4.  Indemnification by a Court.  Not withstanding any contrary
      ---------   --------------------------
determination in the specific case under Section 2 of this Article VIII, and notwithstanding the absence of any determination thereunder, a court of appropriate jurisdiction, upon application of an officer or director and such notice as the court shall require, may order indemnification in the following circumstances: (i) if it determines an officer or direc-tor has not committed Improper Conduct, the court shall order indemnification, in which case the officer or director shall be entitled to recover the expenses of securing such reimbursement; or (ii) if it determines that the officer or director is fairly and reasonably entitled to indemnification, whether or not the officer or has committed Improper Conduct or, in a Proceeding charging improper personal benefit to the officer or director, such officer or director has been adjudged to be liable on the basis that the personal benefit was improperly received, the court may order such indemnifi cation as the court shall deem proper, provided, however, that such indemnification shall be limited to expenses with respect to (x) any Proceeding by or in the right of the Corporation or (y) any Proceeding charging improper personal benefit to the officer or director, where such officer or director has been adjudged to be liable on the basis that the personal benefit was improperly received.

   Section 5.  Expenses Payable in Advance. Expenses incurred by a director or
   ---------   ---------------------------
officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and (ii) a written undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

   Section 6.  Nonexclusivity of Indemnification and Advancement of Expenses.
   ---------   -------------------------------------------------------------
The indemnification and ad vancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Charter or any Bylaw, agreement, contract, vote of stockholders or directors, an agreement or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 1 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in
Section 1 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the MGCL, or otherwise.

  Section 7.  Insurance.  The Corporation may purchase and maintain insurance on
  ---------   ---------
behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this
Article VIII.

       Section 8.  Certain Definitions.  For purposes of this Article VIII,
       ---------   -------------------
references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this
Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, partner, trustee, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries.

    Section 9.  Survival of Indemnification and Advancement of Expenses.  The
    ---------   --------------------------------------------------------
indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.


          Section 10.  Limitation on Indemnification. Notwithstanding anything
          ----------   -----------------------------
contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 4 hereof), the Corporation shall not be obligated to indemnify any director or officer
(or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

          Section 11.  Indemnification of Employees and Agents.  The Corporation
          ----------   ---------------------------------------
may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this
Article VIII to directors and officers of the Corporation.



                                  ARTICLE IX

                                   AMENDMENTS
                                   ----------

  Section 1.  Amendments.  Any and all provisions of these Bylaws may be altered
  ---------   ----------
or repealed and new bylaws
may be adopted at any annual meeting of the stockholders, or at any special meeting called for that purpose, and the Board of Directors shall have the power, at any regular or special meeting thereof, to make and adopt new bylaws, or to amend, alter or repeal any of these Bylaws of the Corporation.

    Section 2.  Entire Board of Directors.  As used in this Article IX and in
    ---------   -------------------------
  these Bylaws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.